                                                                   EXHIBIT 10.11

                                SUPPLY AGREEMENT


THIS SUPPLY AGREEMENT is made this 14th day of  October 1999 BY AND BETWEEN:-

(1) Telaxis Communications Corporation whose registered office is situated at 20 Industrial Drive East Deerfield, MA 01373-0109 ("Telaxis")

AND

(2) California Amplifier, Inc. whose registered office is situated at 460 Calle San Pablo, Camarillo, California 93012, USA ("Supplier")


IT IS AGREED AS FOLLOWS:

1.   DEFINITIONS

     This Agreement incorporates certain phrases which are defined as follows:

     "Design Verification Tests" means the tests conducted by Supplier after design of Products to ensure that the design meets the Product Specifications. Design Verification Tests shall be defined by Supplier, and approved by Telaxis in accordance with Supplier's normal guidelines and procedure for developing such tests.

     "Delivery" means the shipment of Product by Supplier from its facility to Telaxis.

     "Release to Manufacturing" means Supplier's normal procedure to release products into its manufacturing floor, after Product passes its Design Verification Tests.

     "Acceptance Tests" means the tests conducted by Supplier, and approved by Telaxis while producing Products to ensure that the Product Specifications are met. The Acceptance Tests are detailed in Schedule 3 to this Agreement and may be modified from time to time by the parties, in order to facilitate cost reduction and design changes to Products.

     "Confidential Information" derives its meaning from the non-disclosure agreement dated June 1, 1998 , executed by the parties.

     "Force Majeure" means delay in performing obligations under the Agreement, which is caused by (i) Acts of God (ii) outbreak of hostilities, riot, civil disturbance, acts of terrorism (iii) act of any government or authority (iv) fire, explosion, flood, fog or bad weather (v) power failure
     (vi) wordwide shortage of materials and (vii) any cause or circumstance beyond either party's reasonable control.

     "Intellectual Property Rights" means patents, registered and unregistered designs, copyright and all other intellectual property protection wherever in the world enforceable.

     "Translator PWB", "Phase 0 Product", "Phase 2 Product", "Product" and "Products" means those products to be delivered under this Agreement by the Supplier to Telaxis as listed in Schedule 4.

     "Product Units" means the aggregate quantity of Phase 0 Products, Phase 2 Products and Translator PWBs purchase by Telaxis from Supplier.

     "Product Specifications" are those specifications to which Products must conform. Product Specifications are listed in Schedule 4, and may from time to time be revised by mutual agreement by the parties.

     "Production Delivery Schedule" means a schedule such as will be finalized for each Product at the time of Release to Manufacturing of that product and subsequently modified by mutual agreement or clause 8 as applicable.

     "Purchase Order" means Telaxis's standard purchase order, provided however, to the extent that such purchase order contains standard terms or conditions in conflict with terms and conditions of this Agreement, this Agreement shall prevail, unless the variance is agreed to by both parties in writing.

     "Product Availability" means the availability for prototype and production quantities of Products, as specified in Schedule 2, and which from time to time will be modified by the parties, to reflect changes in development schedule.

2.   SCOPE OF WORK

2.1 The Supplier shall have the personnel capacity necessary to build, integrate and test Products to be supplied to Telaxis. Telaxis agrees to supply all required test equipment and fixtures to test Phase 0 Product and Phase 2 Product. Supplier shall provide assembly and test equipment to build and test Translator PWBs and facilities to assemble Phase 0 Product and Phase 2 Product. As additional capacity is required from time to time, the parties will determine which party shall supply additional capital equipment and facilities through mutual agreement. The list of capital equipment necessary to integrate and test Products is listed in Schedule 3.

2.2 The Supplier shall develop Phase 2 Products to meet Product Specification for supply to Telaxis.

2.3 Telaxis shall supply antenna assemblies and millimeter wave modules that are incorporated into Phase 0 Products and Phase 2 Products on consignment to Supplier. Telaxis shall supply all material, except any that may be listed on Schedule 5, to Supplier to allow Supplier to produce Phase 0 Products.

2.4  The Supplier shall manufacture and sell Products in accordance with
     Schedule 1. Telaxis shall purchase Products in accordance with Schedule 1. If Telaxis does not purchase in accordance with Schedule 1 then Telaxis shall pay to the Supplier cancellation charges as set forth herein.

2.5 Both parties submit exclusively to the terms and conditions of this Agreement for the supply of Product by the Supplier and purchase by Telaxis. No other terms shall have any force and effect and no course of dealing, usage of trade or course of performance shall be relevant to explain or modify any terms expressed in this Agreement unless such amendments or modifications are executed in writing and agreed by both parties.

3.   TERM & TERMINATION OF AGREEMENT

3.1 This Agreement shall remain in place until both parties have fulfilled all the requirements placed on them hereunder, or December 30, 2002, whichever is earlier, or unless terminated for the reasons specified in clause 3.2 and 3.3.

3.2 The Agreement may be terminated by either party if the other party commits a material breach of any of the terms and conditions of this Agreement and fails to remedy such breach within 30 days after receipt of a written notice specifying the breach or default. Notwithstanding the foregoing, Supplier may terminate this Agreement if Telaxis fails to pay an undisputed amount hereunder and fails to remedy such breach within 15 days after receipt of a written notice specifying the breach.

3.3 3.3.1 This Agreement shall terminate immediately upon written notice from either party in the following events:

     i) Upon assignment of all the assets of either party creditors. for the benefits of its

     ii)   Upon either party becoming insolvent.

     iii) Upon either party becoming bankrupt or being entry into receivership. placed in liquidation or upon

     3.3.2 Telaxis may terminate this Agreement by written notice to the Supplier if the prices for the Phase 2 Products are not equal to or less than the numbers set forth below by the dates set forth below:

--------------------------------------------------------------------------------
            Date                                         Price
--------------------------------------------------------------------------------
           [***]                                         [***]
--------------------------------------------------------------------------------
           [***]                                         [***]
--------------------------------------------------------------------------------
           [***]                                         [***]
--------------------------------------------------------------------------------


     3.3.3 Telaxis may terminate this Agreement by written notice to the Supplier if the prices for the Phase 2 Products are not equal to or less than the numbers set forth below by the dates set forth below. Prices in the table below shall be modified to reflect any change in specifications based on cost increases (including consistent markups).

--------------------------------------------------------------------------------
            Date                                         Price
--------------------------------------------------------------------------------
           [***]                                         [***]
--------------------------------------------------------------------------------
           [***]                                         [***]
--------------------------------------------------------------------------------
           [***]                                         [***]
--------------------------------------------------------------------------------


3.4 Upon termination of this Agreement both parties shall return to the other party all documents and materials (and all copies) containing the other party's Confidential Information and certify in writing to the other party that it has complied with the requirements of this clause.

3.5 Upon termination of the Agreement, Supplier shall return to Telaxis all material, capital equipment and tooling which has been paid for by Telaxis except as set forth in the following sentence, unless otherwise agreed upon by the parties. If termination is due to Telaxis's material breach with regard to payment of Supplier invoices, Supplier may dispose of material and capital equipment and deduct amounts owed from proceeds.

3.6 Termination of this Agreement shall be without prejudice to the rights of either party which may have accrued prior to the date of such termination.

3.7 Termination of this Agreement for reasons other than 3.2 or 3.3, shall not relieve the Supplier of the obligation of fulfilling orders already placed by Telaxis with the Supplier, and shall not relieve Telaxis of the obligation of purchasing Products already ordered from Supplier under the Agreement prior to its termination, unless agreed otherwise by both parties.

3.8  Upon termination of this Agreement by Telaxis pursuant to Section 3.3.2 or
     3.3.3 above, Telaxis shall pay Supplier a sum equal to the cost of work in process material and any other material committed to by Supplier that is not usable in other product, limited to the scheduled deliveries within [***] days (or [***] days for any material that has a longer lead time than [***] days) of termination plus the lesser of (a) non-recurring capital, development and tooling costs incurred by Supplier to the date of termination multiplied by a fraction, the numerator of

[***] Confidential Treatment Requested.
                                                                    Page 3 of 15
     which shall be the number of Products purchased by Telaxis under this Agreement and the denominator of which shall be [***] and (b) the amount that would have been paid by Telaxis pursuant to the first two sentences of the last paragraph of Schedule 1.

4.   ORDERING, DELIVERY & INVOICING

4.1 Telaxis shall order the Products under this Agreement by placing a Purchase Order. The Purchase Order shall not be in conflict with the terms of this Agreement. The Purchase Order shall be either in writing or by facsimile. Each Purchase Order will state:
     4.1.1  the type and quantity of Products required
     4.1.2  the shipping address
     4.1.3  the purchase price of Products
     4.1.4  a reference to this Agreement
     Telaxis shall place an initial Purchase Order under this Agreement in accordance with Schedule 1 within 30 days of execution of this Agreement. Delivery dates for Products will be determined in accordance with
     Article 8.

4.2 The Supplier shall accept and acknowledge in writing within 5 business days each Purchase Order placed in accordance with Section 4.1.

4.3 The terms of all purchases and Deliveries shall be FCA in accordance with Incoterms 1990.

5.   FORCE MAJEURE

     Not withstanding anything contained herein or in any Schedule to the contrary, neither party will be liable for any delay or non performance of its obligations under this Agreement as a result of circumstances caused by a Force Majeure event. In these circumstances the party affected by a Force Majeure event must promptly notify the other party in writing of the reason for its delay and its likely duration. The delaying party's obligations shall be suspended during the period of delay. Force Majeure shall not apply to payment due for Products ordered by Telaxis and shipped by Supplier and shall not apply to payment of cancellation charge identified in Schedule 1.

6.   ACCEPTANCE TEST

6.1 Prior to Delivery of Products by Supplier to Telaxis, Supplier shall conduct Acceptance Tests to ensure that Products meet their specifications.

6.2 Both the Supplier and Telaxis shall each appoint a representative who shall liaise and co-operate with each other in all matters pertaining to Acceptance Testing.

6.3 The Supplier shall allow Telaxis to attend and witness Acceptance Tests at the Supplier's premises or any of the Supplier's subcontractors premises if it so wishes. Telaxis shall give Supplier 5 working days written notice of its intention to witness Acceptance Tests.

6.4 Product acceptance shall occur or be deemed to occur upon Delivery of Product.

7.   QUALITY REQUIREMENTS

     The Supplier shall comply with ISO 9001 requirements when performing its obligations under this Agreement.

8.   PRODUCTION DELIVERY SCHEDULE

8.1 The parties will finalize a Production Delivery Schedule for each Product upon issuance of each Purchase Order or Release to Manufacturing of that Product, whichever comes later.

[***] Confidential Treatment Requested.
                                                                    Page 4 of 15
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8.2  Telaxis shall have the right to modify the Production Delivery Schedule in accordance with the following parameters:
     8.2.1 Deliveries scheduled within 1 month of date of modification shall not be permitted to change.

     8.2.2 Deliveries scheduled between 1 month and 2 months of date of modification may increase or decrease once by 25% from the previous schedule for said time period.

     8.2.3 Deliveries scheduled between 2 months and 3 months of date of modification may increase or decrease once by 50% from the previous schedule for said time period.

     8.2.4 Deliveries scheduled between 3 months and 4 months of date of modification may increase or decrease once by 75% from the previous schedule for said time period.

     Deliveries in excess of 4 months of date of modification will have no restrictions on change.

8.3  Telaxis may have to issue a stop work order under the following conditions:
     1.  Customer driven engineering change notice
     2.  Telaxis driven engineering change notice
     3.  Customer order cancellation

     If Telaxis issues a stop work order due to a customer cancellation, Telaxis will purchase all work in process material and any other material committed to by Supplier that is not usable in other product, limited to the scheduled deliveries within [***] days (or [***] days for any material that has a longer lead time than [***] days) of the issuance of the stop work order. Telaxis will pay the actual costs incurred up to the date of the stop work order, plus normal overhead, G&A and profit. Product paid for under these conditions will be considered part of the Schedule 1 quantity commitment.

9.   WARRANTY

9.1 The Supplier warrants that the Products Delivered under this Agreement will be free from defects in material and workmanship and conform to Product Specifications, provided Product is used for its intended purpose and has not been abused or subjected to conditions outside of its specified parameters.

9.2 The Supplier warrants that the Product is free from any encumbrance, charge, lien or similar right.

9.3 If within 18 months of Delivery of the Products, Telaxis gives notice in writing to the Supplier of any defect in the Products then the Supplier shall free of charge either repair or at its option replace the defective Products returned to Supplier within 10 working days from Supplier's receipt of Products. Freight and insurance charges for shipment of defective Products to Supplier shall be borne by Telaxis and for shipment of repaired or replacement Products back to Telaxis or Telaxis's customer shall be borne by Supplier. Telaxis may purchase a limited number of Products at cost to permit faster replacements of Products.

9.4 Products shall be returned to the Supplier under the Suppliers RMA number. Said number shall not be withheld provided that Telaxis supplies the serial number of the defective Products.

9.5 The provisions of Section 9.3 shall be the exclusive remedy for any liability of Supplier under Sections 9.1 and 9.2 above. THE WARRANTIES SET FORTH IN SECTION 9.1 AND 9.2 ABOVE ARE IN LIEU OF ALL OTHER WARRANTIES AS TO PERFORMANCE OF THE PRODUCTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

[***] Confidential Treatment Requested.

10.  PRODUCT CHANGE/DISCONTINUED PRODUCT

10.1 At any time during the performance of this Agreement if the Supplier proposes to modify any of the specifications to any of the Products then the Supplier must provide to Telaxis in writing the proposed change and associated price changes. Telaxis will then have 60 days to review and obtain approval from their customer of the proposed change. If the change is approved then an implementation plan must be developed so that there is no negative financial impact to Telaxis or its customers.

10.2 Telaxis shall have the right to incorporate engineering changes into a Product under the following guideline.

10.2.1 Telaxis will normally provide a minimum of 30 days notice to incorporate a change to a Product in production. However, it is recognised by both parties that a customer driven change may cause a production stop order to be issued and that the change may have to be incorporated immediately.

10.2.2 Upon receiving the engineering change notice and as soon as possible but, in no case more than 10 working days from receiving the notice, the Supplier will provide a detailed quote of the price of the change based on cost (including obsoleted material at Supplier and in its supply chain) and consistent mark-up and a timetable to incorporate the change.

10.2.3 The engineering change will be implemented in accordance with the agreed-to timetable and price.

10.3 If the Supplier wishes to discontinue the manufacture of any Product then the Supplier must give Telaxis notice of such discontinuance and continue to accept Purchase Orders for Product received up to 6 months from the notice and for scheduled delivery within 18 months from such notice. Supplier shall fulfill all such Purchase Orders.

10.4 If Supplier wishes to discontinue to manufacture all Products, Telaxis may purchase from Suppliertooling and capital equipment used to manufacture the Products, at a price to be agreed upon by the parties.

11.  REGULATORY APPROVALS

11.1 Telaxis is responsible for obtaining all regulatory approvals for Products. Supplier shall supply Telaxis and Telaxis shall purchase protoypes and production units of Products as reasonably necessary to facilitate testing requirements.

12.  PACKAGING

        Except as otherwise specified by Telaxis, Supplier will be responsible for packaging the Product and such packaging shall be approved by Telaxis.

13.  PRICE AND PAYMENT

        The price and payment terms are specified in Schedule 1. Telaxis will make payment for amounts due in accordance with Schedule 1 within [***] days of receipt of an invoice quoting the Purchase Order.

14.  IPR INDEMNITY

14.1 The Supplier shall indemnify Telaxis against any claim for infringement of Intellectual Property Rights from Telaxis's use or sale of the Products provided by the Supplier provided that:

[***] Confidential Treatment Requested.

     i) the infringement or alleged infringement is due to design changes made by Supplier to Telaxis's design of Product; and

     ii) Telaxis notifies the Supplier promptly if it is aware of any alleged infringement; and

     iii) Telaxis makes no admission without the Supplier's written consent;
          and

     iv) Telaxis assists the Supplier to conduct all negotiations and litigation where so requested.

14.2 If at any time any allegations of infringement of IPR is made in respect of the Product or any part thereof or in the Supplier's opinion is likely to be made, the Supplier may at its own expense modify or replace the infringing Product with other Product with same fit, functionality and performance in order to avoid the infringement and Telaxis will ensure that the Supplier is provided with all reasonable assistance required to exercise such rights.

14.3 Telaxis reciprocally indemnifies the Supplier in relation to infringement or alleged infringement due to designs or specifications which Telaxis supplies and in relation to any design or processes which the Supplier uses at the request or with the consent of Telaxis.

14.4 The indemnity under sub-clause 14.1 above shall not apply to infringement by use of the Products or any part thereof with any other product not supplied by the Supplier where there would be no infringement without such combination, nor to infringement by use of the Product or any part thereof in a manner which could not be reasonably foreseen by the Supplier at the effective date of this Agreement unless, in either case, such use is consented to by the Supplier in writing in response to a request for a consent from Telaxis making reference to IPR infringement.

16.   LIMITATION OF LIABILITY

      In no circumstances shall either party be liable for any loss of profit, business contracts, revenues or any special indirect or consequential damage of any nature. This section shall not limit or restrict any recourse or remedies pursuant to the non-disclosure agreement discussed in
      Section 19 below.

19.   CONFIDENTIALITY

      The parties have executed a non-disclosure agreement dated June 1, 1998. This agreement is incorporated herein by reference and shall govern disclosure of Confidential Information by either party.

20.   NOTICES

20.1 Any notice, which expression includes any other communication whatsoever shall be sufficiently served if it is sent by a recognised courier service to the other party at such address appearing below or by facsimile to the numbers shown below with confirmation of proper transmission. Every notice shall be deemed to have been received and given within three (3) business days if sent by a recognised courier service, or in the case of fax, such notice shall be deemed to have been received and given at the time of transmission.

      Telaxis Communications Corporation      California Amplifier, Inc.
      Attn: Chief Executive Officer           Attn: Chief Executive Officer
      20 Industrial Drive East                460 Calle San Pablo
      Deerfield, MA                           Camarillo, California
      01373                                   93012
      Fax:  (413) 665-0089                    Fax: (805) 482-5842

21.  SEVERABILITY

21.1 If any part, term or provision of this Agreement not being of a fundamental nature should be held illegal or unenforceable the validity or enforceability of the remainder of this Agreement shall not be affected.

22.   WAIVER

22.1 No failure to exercise and no delay in exercising on the part of either party of any right, power or privilege preclude the enforcement of any other right, power or privilege. Nor shall the waiver of any breach of any such provision herein be taken or held to be a waiver of any subsequent breach of any such provision or be a waiver of the provision itself. Any waiver to be effective must be in writing.

27.   ARBITRATION

      This Agreement shall be construed in accordance with and governed by the Laws of the State of Delaware. Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be settled by final and binding arbitration conducted pursuant to the Rules of Conciliation and Arbitration of the American Arbitration Association (AAA); provided, however, that nothing herein shall be deemed to prohibit any party from seeking from relevant courts of law immediate injunctive relief to prevent or restrain infringement of valid intellectual property rights. Such arbitration shall be conducted in Boston, Massachusetts if commenced by the Supplier and in Los Angeles, California if commenced by Telaxis. The number of arbitrators shall be three (3) with each party appointing one arbitrator and those two arbitrators choosing the third arbitrator. If a party hereto fails to appoint an arbitrator, such arbitrator shall be appointed by the AAA. If the arbitrators chosen by the parties (or by the AAA as the case may be) are unable to agree upon a third arbitrator, such third arbitrator shall be appointed by the AAA. A judgement upon any award rendered in such arbitration may be entered in any court having jurisdiction over the party against whom the award is made.

28.   OWNERSHIP OF INVENTIONS

28.1 Any patents, know-how, trade secrets or other technical information made available to Supplier by Telaxis in connection with the development and manufacture of the Products shall remain the property of Telaxis; provided, however, Telaxis hereby grants Supplier a royalty-free license to use such information in connection with the manufacture of Products for sale to Telaxis. Any patents, know-how, trade secrets or other technical information made available to Telaxis by Supplier in connection with the development and manufacture of the Products shall remain the property of Supplier; provided, however, Supplier hereby grants Telaxis a royalty-free license to use such information in connection with the resale and use of Products. Any and all patents, know-how, trade secrets, or other technical information discovered, developed or designed in connection with the transactions contemplated by this Agreement shall be the property of the Supplier; provided, however, (a) the Supplier hereby grants Telaxis a royalty-free license to use such information in connection with the resale and use of the Products and (b) the Supplier hereby grants Telaxis a royalty-free license to use such information in connection with the manufacture, resale and use of the Products effective only if Telaxis terminates this Agreement pursuant to Section 3.3.3 above.

28.2 Supplier agrees to keep confidential technical specifications for Products, whether such specifications were provided to Supplier by Telaxis or were established by Supplier in connection with development of the Products.

28.3 Supplier agrees that it will not include Products among its standard product offerings and that it will not offer, sell or otherwise give or deliver any Products, or any other products or components of products using or incorporating any of Telaxis's intellectual property (as described in Section 28.1 above), to any other person or entity. Further, Supplier agrees that it will not use any patents, know-how, trade secrets, or other technical information discovered, developed or designed in connection with the transactions contemplated by this Agreement to, directly or indirectly, compete with the Telaxis's millimeter wave broadband communications products.

28.4 Except as set forth in this Agreement, no licence, express or implied, under any patents, copyrights, trademarks or trade secrets are granted by Telaxis or Supplier to the other hereunder.

     IN WITNESS WHEREOF duly authorised executives on behalf of Telaxis and the Supplier have executed this Agreement as of the date first written above.



SIGNED BY: [UNREADABLE]                     SIGNED BY:[UNREADABLE]
          ----------------------------               -------------------------

on behalf of California Amplifier, Inc.    on behalf of TELAXIS COMMUNICATIONS
                                           CORPORATION

NAME: Kris Kelkar                          NAME:  Mervyn N. FitzGerald

TITLE: Vice President                      TITLE:  Senior Vice President

                                   SCHEDULE 1

                PRODUCTS, PRELIMINARY PRICES AND PAYMENT SCHEDULE


Pricing is set out below. All prices are FCA Camarillo, California and do not include sales, use or any other taxes, duties or freight charges.

--------------------------------------------------------------------------------
PRODUCT                        PRICE
--------------------------------------------------------------------------------
Phase 0 Product         [***]
Translator PWA PN#      [***]

Transceiver PN#         [***]
--------------------------------------------------------------------------------
Cost Reduced Translator PWA  PN#      [***]
--------------------------------------------------------------------------------
Phase 2 Product                       [***]
Transceiver PN#
--------------------------------------------------------------------------------

The parties acknowledge that if there are specification changes, the price may change.

Should Telaxis fail to purchase [***] Product Units prior to April 1, 2002 (or two years after availability of Phase 2 Products), Telaxis shall pay to the Supplier a cancellation charge to reimburse Supplier for non-recurring development costs, plus amounts necessary to cover any material and equipment purchased by Supplier to produce Products, per the Production Delivery Schedule. This cancellation charge shall be equal to [***] per unit for the difference between Product Units purchased by Telaxis during this period and [***].
Product for which a fee is paid pursuant to Section 8.3 shall be included in the [***] Product Unit minimum. This cancellation fee shall not apply (a) unless the Supplier has offered for sale and has demonstrated its capability and capacity to offer for sale at least [***] Product Units meeting the requirements of this Agreement during this period in accordance with the Production Delivery Schedule or (b) if Telaxis terminates this Agreement pursuant to Section 3.3.2 or 3.3.3.

[***] Confidential Treatment Requested.

                                   SCHEDULE 2

                           PROJECT MILESTONE SCHEDULE

The parties shall use their best efforts to meet the Target Dates set out in the following schedule.

------------------------------------------------------------------------------
                           PHASE 0 PROJECT SCHEDULE
------------------------------------------------------------------------------
        NUMBER          ITEM DESCRIPTION                           TARGET DATE
------------------------------------------------------------------------------
          001  Telaxis to provide to Supplier                         [***]
               missing information
               -  Phase 0 Product specifications
               -  Phase 0 Product qualification plan
               -  Phase 0 PWB function test procedure
------------------------------------------------------------------------------
          002  Telaxis pre-orders test equipment for                  [***]
               delivery to Supplier on 10/4/99
------------------------------------------------------------------------------
          003  Agreement execution                                    [***]
------------------------------------------------------------------------------
          003A Supplier staff to visit Telaxis to                     [***]
               better understand test equipment setup
------------------------------------------------------------------------------
          004  Prototype run for Phase 0 PWB                          [***]
               -  Supplier to ship 10 units to
               Telaxis
               -  Supplier to retain 10 units
               -  Cal Amp technician to Telaxis                       [***]
------------------------------------------------------------------------------
          005  Telaxis to assemble 10 complete                        [***]
               transceivers using Supplier produced
               PWBs and ship to Supplier
------------------------------------------------------------------------------
          006  Test Equipment available at Supplier                   [***]
               facility                                               [***]

------------------------------------------------------------------------------
          007  Supplier and Telaxis to commission                     [***]
               test equipment at Supplier facility
------------------------------------------------------------------------------
          008  Supplier to produce 10 transceivers                    [***]
               using Supplier produced PWB  ship to
               Telaxis for evaluation
------------------------------------------------------------------------------
          009  Start pilot run  50 unit target                        [***]
               -  25 units into Supplier design
               verification testing
               -  25 units to Telaxis for evaluation
------------------------------------------------------------------------------
          010  Production start                                       [***]
------------------------------------------------------------------------------
          011  Ramp to 100 units / week                               [***]
------------------------------------------------------------------------------
          012  Ramp to 200 units / week                               [***]
------------------------------------------------------------------------------

[***] Confidential Treatment Requested.
                                                                   Page 11 of 15
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                             SCHEDULE 2 (CONTINUED)

                           PROJECT MILESTONE SCHEDULE

------------------------------------------------------------------------------
                     PHASE 2 PRODUCT DEVELOPMENT SCHEDULE
------------------------------------------------------------------------------
        NUMBER         ITEM DESCRIPTION                            TARGET DATE
------------------------------------------------------------------------------
          001  Supplier to provide schedule in                        [***]
               greater detail
------------------------------------------------------------------------------
          002  Partition design into sub-system                       [***]
               blocks
------------------------------------------------------------------------------
          003  Telaxis and Supplier to finalize                       [***]
               frequency plan
------------------------------------------------------------------------------
          003  Complete design of sub-system blocks                   [***]
------------------------------------------------------------------------------
          004  Test sub-system blocks                                 [***]
------------------------------------------------------------------------------
          005  Integrate sub-system blocks and                        [***]
               develop prototype 1
------------------------------------------------------------------------------
          006  Develop prototype 2                                    [***]
------------------------------------------------------------------------------
          007  Tooling first article                                  [***]
------------------------------------------------------------------------------
          008  Pilot run                                              [***]
------------------------------------------------------------------------------
          009  Design verification testing and                        [***]
               process optimization
------------------------------------------------------------------------------
          009  Production start                                       [***]
------------------------------------------------------------------------------
          012  Ramp to 200 units / week                               [***]
------------------------------------------------------------------------------
[***] Confidential Treatment Requested.

                                   SCHEDULE 3

                              ACCEPTANCE TEST PLAN



Production verification testing of Products shall be performed by the Supplier in accordance with a mutually-agreed production test protocol to verify that the product has been manufactured and assembled in a manner consistent with the approved design. The basis for the test protocol shall be the test matrix to be finalized by the parties prior to Release to Manufacturing.

[***]

Commercial terms and conditions in this Agreement are based on the following information provided by Milliech to Supplier:

[***]

[***] Confidential Treatment Requested.

                                   SCHEDULE 4

                             PRODUCT SPECIFICATIONS


Phase 0 Product is the current design of BWA Transceivers which Telaxis manufactures.
Phase 2 Product is Supplier's cost reduced PWB design, new design for housing and cover to accommodate revised floor plan of cost reduced PWB, revised design of millimeter wave board from Telaxis integrated to form a cost reduced BWA Transceiver with substantially the same specifications as Phase 0 product

Translator PWB is the microwave circuit PWB used in Phase 2 Product Product and Products means any and all of the above products.

The parties acknowledge that Phase 2 and Translator PWB are development efforts with a goal of cost reduction to Phase 0 Product. The parties acknowledge that specifications for these products may change based on decisions made by mutual agreement during the development process.

[***]

[***] Confidential Treatment Requested.

                                   SCHEDULE 5

                          MATERIAL SUPPLIED BY SUPPLIER


None currently. May be amended from time to time upon mutual agreement by Supplier and Telaxis.